Exhibit 32.1

CERTIFICATION PURSUANT TO

18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of General Cannabis Corporation (the "Company") on Form 10-Q for the period ended September 30, 2020, as filed with the Securities and Exchange Commission (the "Report"), Steve Gutterman, the Company’s Principal Executive, and Diane Jones, the Company’s Principal Financial and Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

November 12, 2020	/s/ Steve Gutterman
Steve Gutterman, Chief Executive Officer,
Principal Executive Officer

November 12, 2020	/s/ Diane Jones
Diane Jones, Chief Financial Officer,
Principal Financial and Accounting Officer